The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in New York

68	$1.8B	$8M	$4.4B	42,353
Projects	HIT Investment	Building America	Total Development	Housing Units
	Amount	NMTC Allocation	Cost	Created or Preserved

24.2M	26,220	$2.2B	$307.2M	$4.7B
Hours of Union	Total Jobs Across	Total Wages	State and Local Tax	Total Economic
Construction Work	Industries	and Benefits	Revenue Generated	Impact

PROJECT PROFILE:
BETANCES RESIDENCE

The HIT provided $52 million of financing for the new construction of the 152-unit, Betances Residence in the Bronx, creating an estimated 633,290 hours of union construction work.

PROJECT PROFILE:
18TH SIXTH AVENUE AT PACIFIC PARK

The HIT provided $100 million of financing for the new construction of the 858-unit 18th Sixth Avenue at Pacific Park, in Brooklyn, creating an estimated 3,881,830 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Helping Build New York—The Union Way	MARCH 2020

Elizabeth Seton	1490 Southern Boulevard	Joseph P. Addabbo Family Health Center (Building America)

“When building trades’ pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City’s massive need for affordable housing, it is a win-win.”

—Gary LaBarbera, President

    Building and Construction Trades Council of Greater New York

HIGHLIGHTS OF NEW YORK CITY INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Elizabeth Seton Pediatric Center II	Yonkers	$18,300,000	$21,130,584	210,590
Penn South Cooperative (2017)	Manhattan	$55,000,000	$191,000,000	473,480
33 Bond Street (2017 Bonds)	Brooklyn	$20,000,000	$287,120,000	266,760
606 West 57th St. (2017 Bonds)	Manhattan	$20,000,000	$275,384,620	268,520
1490 Southern Boulevard	Bronx	$35,000,000	$59,120,711	456,530
606 West 57th St. (2018 Bonds)	Manhattan	$30,000,000	$153,157,894	387,130
Joseph P. Addabbo Family Health Center	Queens	$8,000,000	$23,420,528	216,970
Betances Senior Apartments	Bronx	$52,000,000	$98,000,000	633,290
18th Sixth Avenue at Pacific Park	Brooklyn	$100,000,000	$710,000,000	3,881,830

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com